UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   October 8, 2008




                            JUPITERMEDIA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                      000-26393                 06-1542480
---------------                ---------------            -------------------
(State or other                Commission File            (IRS Employer
jurisdiction of                  Number)                  Identification No.)
incorporation)


       23 Old Kings Highway South, Darien, CT                   06820
      ----------------------------------------                ----------
      (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code:  (203) 662-2800
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.01. Regulation FD Disclosure.

On October 8, 2008, the United States District Court for the District of Connecticut (the "Court") granted preliminary approval of a comprehensive settlement of the purported derivative action (the "Action") commenced on or about November 13, 2006, by Robert Lange, who identifies himself as a stockholder of Jupitermedia Corporation (the "Company"), and scheduled a hearing for December 10, 2008 to consider whether to approve the settlement and enter judgment thereon. The Notice of Pendency and Settlement of Derivative Action and of Settlement Hearing in the form approved by the Court is furnished herewith as
Exhibit 99.1.

At the settlement hearing, Mr. Lange's counsel will request that the Court approve the agreed-to fees and expenses ("Fees and Expenses") for their efforts in filing, prosecuting and settling the Action. The Company shall, subject to Court approval, cause its insurers to pay the Fees and Expenses (and the Company's insurers have agreed to do so). Mr. Lange's Counsel has not received any fees to date, nor have they been reimbursed for their out-of-pocket expenses.

The information in this Item 7.01, including any information incorporated herein by reference and the Exhibits attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this item, including any information incorporated herein by reference and the Exhibits attached hereto, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits:

          99.1 Notice of Pendency and Settlement of Derivative Action and of Settlement Hearing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                         JUPITERMEDIA CORPORATION


                         By /s/ Donald J. O'Neill
                            ----------------------------------------------------
                         Name:   Donald J. O'Neill
                         Title:  Vice President and Chief Financial Officer
                                 (Principal Financial Officer and Chief
                                 Accounting Officer)


Date:  October 15, 2008

                                  EXHIBIT INDEX


Exhibit:
-------

          99.1 Notice of Pendency and Settlement of Derivative Action and of Settlement Hearing.